Exhibit 10.1

                            AGREEMENT TO CONVERT DEBT

      This Agreement to Convert Debt (the "Agreement") is made as of the 11th day of May 2005 (the "Effective Date") by and between USDR Aerospace, Ltd. (referred to herein as the "Holder") and US Global Nanospace, Inc., a Delaware corporation (referred to herein as the "Company").

RECITALS


      A. Pursuant to a promissory note originally dated April 18, 2003 and subsequently amended on June 30, 2004 and again on December 30, 2004 (the "Promissory Note"), the Company currently owes to the Holder, in principal and accrued interest, the sum of $112,868.59 (the "Amount Owed").

      B. According to the terms of the Promissory Note, the Amount Owed was due and payable in full on February 28, 2005.

      C. The Company wishes to pay the Amount Owed by issuing securities to the Holder and the Holder has agreed to accept the Company's securities as full and final payment of the Amount Owed, in accordance with the terms of this Agreement.

      Therefore, the Company and the Holder agree as follows:

AGREEMENT


      1.    Transfer of Securities and Cancellation of Debt.

            (a) Securities to be Issued. The Holder agrees to accept, and the Company agrees to issue and transfer to the Holder, 1,763,572 shares of the Company's Common Stock, $0.001 par value, having a value of $0.064 per share, which was the closing price of the Common Stock on the Effective Date. The
Common Stock issued in payment of the loans shall be referred to in this Agreement as the "Shares".

            (b) Exchange of Documents. The certificates representing the Shares shall be delivered to the Holder as soon as practicable. Upon receipt of the Shares, (i) the Holder will mark the Promissory Note as "Paid" and will transfer the Promissory Note to the Company, and (ii) the Company shall record the payment of the Promissory Note on its books and records.

      2.    Representations by Company.

            The Company hereby represents and warrants to the Holder as follows:

                  (i) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (ii) The Company has all requisite power and authority (corporate or otherwise) to execute, deliver and perform this
            Agreement and the transactions contemplated thereby, and the execution, delivery and performance by the Company of this Agreement


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            has been duly authorized by all requisite  action by the Company and
            this  Agreement,   when  executed  and  delivered  by  the  Company,
            constitutes   a  valid  and  binding   obligation  of  the  Company,
            enforceable  against  the  Company  in  accordance  with its  terms,
            subject  to  applicable  bankruptcy,   insolvency,   reorganization,
            fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  (iii) The execution,  delivery and  performance by the Company of this Agreement have been duly authorized by all requisite corporate action of the Company; and this Agreement has been duly executed and delivered by the Company.

                  (iv) The Shares will be duly and validly issued, fully paid and nonassessable, and free of any liens or encumbrances.

      3.    Representations by the Holder.

            The Holder hereby represents and warrants to the Company as follows:

                  (i) The Holder has all requisite power and authority (corporate or otherwise) to execute, deliver and perform this
            Agreement and the transactions contemplated thereby, and the execution, delivery and performance by the Holder of this Agreement has been duly authorized by all requisite action by the Holder and this Agreement, when executed and delivered by the Holder, constitutes a valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  (ii) The Holder has a pre-existing personal or business relationship with the Company and its officers and directors.

                  (iii) The Holder is an "accredited investor",  as that term is defined in Rule 501 of Regulation D in that the Holder is a director and officer of the Company.

                  (iv) The Holder has complied with all applicable investment laws and regulations in force relating to the legality of an investment in the Shares in the jurisdiction in which he is subject, and the Holder has obtained any consent, approval or permission required in that jurisdiction.

                  (v) The Holder understands and acknowledges that the Shares have not been registered with the Securities and Exchange Commission under Section 5 of the of the Securities Act or registered or qualified with any applicable state or territorial securities regulatory agency in reliance upon one or more exemptions afforded from registration or qualification.

                  (vi) The Holder understands and acknowledges that the Shares are deemed to be "restricted" securities under the Securities Act, and may be re-sold only pursuant to exemptions provided by the Securities Act. The Holder understands and acknowledges that the Company is required to place a legend on each certificate stating that the Shares have not been registered under the Securities Act.

                  (vii) The Holder  understands and acknowledges that: (i) prior to any sale, transfer, assignment, pledge, hypothecation or other disposition of the Shares, he must either: (1) furnish the Company with an opinion of counsel, in form and substance reasonably satisfactory to the Company and to its legal counsel, to the effect that such disposition is exempted from the registration and prospectus delivery requirement under the Securities Act and the securities laws of the jurisdiction in which the Holder resides, and legal counsel for the Company shall have concurred in such opinion; or (2) satisfy the Company that a registration statement on Form SB-2 under the Securities Act (or any other form appropriate under the Securities Act, or any form replacing any such form) with respect to the securities proposed to be so disposed of shall then be effective; and that such disposition shall have been appropriately qualified or registered in accordance with the applicable securities laws of the jurisdiction in which the Holder resides.

                  (viii) The Holder is entering  into this  transaction  for the
            Holder's own account, own risk and own beneficial interest, is not acting as an agent, representative, intermediary, nominee or in a similar capacity for any other person or entity, nominee account or beneficial owner, whether a natural person or entity (each such natural person or entity, an "Underlying Beneficial Owner") and no Underlying Beneficial Owner will have a beneficial or economic interest in the Shares (whether directly or indirectly, including without limitation, through any option, swap, forward or any other hedging or derivative transaction) and does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the Shares to any Underlying Beneficial Owner or any other person.

                  (ix) The Holder hereby represents and warrants that the proposed investment in the Company does not directly or indirectly contravene United States federal, state, local or international laws or regulations applicable to the Holder, including anti-money laundering laws (a "Prohibited Investment").

                  (x) Federal regulations and Executive Orders administered by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at www.treas.gov/ofac. The Holder hereby represents and warrants that the Holder is not a country, territory, person or entity named on an OFAC list, nor is the Holder a natural person or entity with whom dealings are prohibited under any OFAC regulations.

                  (xi) The Holder represents and warrants that neither the Holder nor any Underlying Beneficial Owner is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure within the meaning of, and applicable guidance issued by the Department of the Treasury concerning, the U.S. Bank Secrecy Act (31 U.S.C. ss.5311 et seq.), as amended, and any regulations promulgated thereunder.

                  (xii) The Holder agrees  promptly to notify the Company should the Holder become aware of any change in the information set forth in subparagraphs (viii) through (xi).

                  (xiii) The Holder  agrees to indemnify  and hold  harmless the
            Company, its affiliates, their respective directors, officers, shareholders, employees, agents and representatives from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) which may result, directly or indirectly, from the Holder's misrepresentations or misstatements contained herein or breaches hereof relating to paragraphs (viii) through (xi).

                  (xiv) The Holder understands and agrees that,  notwithstanding anything to the contrary contained in any document (including any side letters or similar agreements), if, following the Holder's investment in the Company, it is discovered that the investment is or has become a Prohibited Investment, such investment may immediately be redeemed by the Company or otherwise be subject to the remedies required by law, and the Holder shall have no claim against the Company for any form of damages as a result of such forced redemption or other action.

                  (xv) Upon the written request from the Company, the Holder agrees to provide all information to the Company to enable the Company to comply with all applicable anti-money laundering statutes, rules, regulations and policies, including any policies applicable to a portfolio investment held or proposed to be held by the Company. The Holder understands and agrees that the Company may release confidential information about the Holder and any Underlying Beneficial Owner(s) to any person if the release of such information is necessary to comply with applicable statutes, rules, regulations and policies.

      4.    Termination of Security Interests and Financing Statements.

            Upon the transfer to the Holder of the Shares, all security interests created in favor of the Holder, if any, shall terminate and the Company shall be entitled to terminate any and all financing statements in favor of the Holder, no matter where filed or recorded, if any. At no cost to the Holder but without the payment of additional consideration, the Holder shall cooperate with the Company and perform any acts required on the part of the Holder to terminate the financing statements.

      5.    Miscellaneous.

            (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holder.

            (b) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to the Company at 1016 Harris Road, Arlington, Texas 76001, facsimile number (817) 375-3401, Attn: President or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to the Holder at an address and facsimile number to be provided by Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (Central time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (Central time) on any date and earlier than 11:59 p.m. (Central time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

            (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. Neither the Holder nor the Company may assign its rights or obligations hereunder without the prior written consent of the other.

            (d) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (e) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            IN WITNESS WHEREOF, the parties have executed this Agreement to Convert Debt as of the date first written above.


                        US GLOBAL NANOSPACE, INC.



                        By: /s/ John Robinson
                            ------------------------
                            John Robinson, President

                        USDR AEROSPACE, LTD.



                        By: /s/ John Robinson
                            ------------------------
                            John Robinson